UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

December 4, 2017

Algodon Wines and Luxury Development Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-55209	52-2158952
State of Incorporation	Commission File Number	IRS Employer Identification No.

135 Fifth Ave., 10th Floor

New York, NY 10010

Address of principal executive offices

212-739-7650

Telephone number, including

Area code

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities

Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.02. Unregistered Sales of Equity Securities

Between January 27, 2017 and February 27, 2017, Algodon Wines & Luxury Development Group, Inc. (the “Company”) sold convertible promissory notes to accredited investors for total gross proceeds to the Company of $1,260,000. The notes had a 90-day maturity, paid 8% annual interest and were convertible into the Company’s Series B convertible preferred stock (the “Series B Preferred”) at a conversion price of $10 per share, beginning fifteen days after being notified of the Series B Preferred offering. On March 31, 2017, the $1,260,000 of principal plus $7,324 of accrued interest owed on the convertible promissory notes was converted into 126,739 shares of Series B Preferred. Holders of Series B Preferred will be entitled to, among other things, an annual dividend, liquidation preference, conversion to common stock of the Company upon certain events, redemption if not previously converted to common stock, and voting privileges.

For this sale of securities, no general solicitation was used, no commissions were paid, and the Company relied on the exemption from registration available under Section 4(a)(2) and Rule 506(b) of Regulation D of the Securities Act of 1933, as amended. An initial Form D was filed on February 27, 2017, an amended Form D was filed on August 15, 2017, and an amended Form D was filed on December 7, 2017.

As of December 4, 2017, the Company completed its private placement of Series B Preferred to accredited investors. A total of 775,931 Series B Preferred were issued for gross proceeds of $7,759,310. Together with the offer and sale of the convertible promissory notes which converted into Series B Preferred, all 902,670 authorized Series B Preferred are now issued for total gross proceeds of $9,019,310.

For this sale of securities, no general solicitation was used, no commissions were paid, and the Company relied on the exemption from registration available under Section 4(a)(2) and Rule 506(b) of Regulation D of the Securities Act of 1933, as amended. An initial Form D was filed on April 7, 2017, an amended Form D was filed on June 15, 2017, an amended Form D was filed on June 29, 2017, an amended Form D was filed on July 12, 2017, an amended Form D was filed on July 27, 2017, an amended Form D was filed on September 13, 2017, an amended Form D was filed on October 11, 2017, an amended Form D was filed on November 15, 2017, and an amended Form D was filed on December 7, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 8th day of December 2017.

Algodon Wines & Luxury Development Group, Inc.

By:	/s/ Maria Echevarria
Maria Echevarria, Chief Financial Officer